UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 29, 2006
                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-33167          84-0448400
(State or other jurisdiction       (Commission       (I.R.S. Employer
      of incorporation)            File Number)     Identification No.)

       415 WEST FOOTHILL BLVD, SUITE 206, CLAREMONT, CALIFORNIA 91711-2766
                    (Address of principal executive offices)

                                 (909) 626-2358
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

      On June 29, 2006, Kiwa Bio-Tech Products Group Corporation (the "Company") entered into a securities purchase agreement (the "Purchase Agreement") with six institutional investors (collectively, the "Purchasers") for the issuance and sale of (1) 6% secured convertible notes, due three years from the date of issue, in the aggregate principal amount of U.S. $2,450,000 (the "Notes"), convertible into shares of the Company's common stock (the "Conversion Shares"), and (2) warrants (the "Warrants") to purchase 12,250,000 shares of the Company's common stock.

      In conjunction with the sale and issuance of the Notes, the Company entered into a Registration Rights Agreement with the Purchasers pursuant to which the Company is required to file within 45 days a registration statement under the Securities Act covering the resale of the shares issued upon conversion of the Notes. The Registration Rights Agreement imposes financial penalties if the Company does not timely complete the filing, or the registration statement is not declared effective within 120 days of being filed. The penalties are capped at 10% of the outstanding principal amount of the Notes.

      The closing for the sale of the Notes is to occur in three stages. A first sale of Notes with a principal amount of $857,500 closed on June 29, 2006. Additional Notes with a principal amount of $735,000 are to be issued and sold within two days of the filing of the registration statement, and additional Notes with a principal amount of $857,500 are to be issued and sold within two days of the registration statement being declared effective.

      The conversion price of the Notes is based on an average of the trading price of the Company's common stock on the OTC Bulletin Board. The conversion price is discounted 50% before the registration statement is filed, 45% after it is filed if filed before the 45-day deadline, and 40% if the registration statement becomes effective before the 120-day deadline. The conversion price is also adjusted for certain subsequent issuances of any equity securities of the Company at prices below the conversion price then in effect. The Notes contain a volume limitation that prohibits the holder from converting further Notes if by doing so would cause the holder and its affiliates to hold more than 4.99% of the Company's outstanding common stock. In addition, the holder agrees that it will not convert more than $120,000 principal amount of Notes per calendar month.

      The exercise price of the Warrants is $0.45 per share, subject to anti-dilution adjustments pursuant to a broad-based weighted average formula for subsequent issues of equity securities by the Company below the trading price of the shares. The Purchase Agreement requires the Company to maintain a reserve of authorized common stock equal to 110% of the number of shares issuable upon full conversion of the Notes and exercise of the Warrants. The Purchase Agreement imposes financial penalties if the authorized number of shares of common stock is insufficient to satisfy the reserve requirements. The Notes and the Warrants also impose financial penalties on the Company if it fails to timely deliver common stock upon conversion of the Notes and exercise of the Warrants, respectively.


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      To enable reservation of a sufficient amount of authorized shares that may be issued pursuant to conversion of the Notes and exercise of the Warrants, the Company must amend its Certificate of Incorporation to increase the number of authorized shares of common stock. The Purchase Agreement requires the Company to file with the SEC a proxy statement to solicit shareholder approval to increase the number of authorized shares of common stock no later than August 1, 2006, and to use its best efforts to obtain shareholder approval by November 1, 2006. The Company incurs a financial penalty if it breaches this or other affirmative covenants in the Purchase Agreement.

      The Note requires the Company to procure the Purchaser's consent to take certain actions including to pay dividends, repurchase stock, incur debt, guaranty obligations, merge or restructure the Company, or sell significant assets.

      The Company's obligations under the Notes and the Warrants are secured by a first priority security interest in the Company's intellectual property pursuant to an Intellectual Property Security Agreement with the Purchasers, and by a first priority security interest in all of the Company's other assets pursuant to a Security Agreement with the Purchasers. In addition, the Company's Chief Executive Officer has pledged all of his common stock of the Company as collateral security for the Company's obligations under the Notes and the Warrants.

      The Purchasers are accredited investors as defined under the Securities Act and the Notes and the Warrants and the underlying common stock upon conversion and exercise will be issued without registration under the Securities Act in reliance on the exemption provided by Rule 506 under Regulation D under the Securities Act.

      The Purchasers of the Notes and Warrants were procured with the assistance of an investment bank pursuant to an engagement letter agreement with the Company. Pursuant to the engagement, the investment bank is entitled to a cash fee equal to 8% of the aggregate proceeds raised in the financing and warrants for 8% of the securities issued in the financing. The warrants are exercisable for three years and will have an exercise price equal to 105% of the purchase price of the Notes and Warrants.

      The Company intends to use the proceeds from the sale of the Notes and the Warrants for general working capital needs and research, development and sale of the Company's bio-fertilizer and anti-viral aerosol agent products, and to pay outstanding obligations to service providers.

      A copy of the Purchase Agreement, Form of Note, Form of Warrant, Registration Rights Agreement, Security Agreement, Intellectual Property Security Agreement, and Pledge Agreement are filed as exhibits to this report.

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ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

EXHIBIT NO.       DESCRIPTION

10.01 Securities Purchase Agreement, dated as of June 29, 2006 between Kiwa Bio-Tech Products Group Corporation and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC, Double U Master Fund LP, and Nite Capital LP (collectively, the "Purchasers")

10.02 Registration Rights Agreement, dated as of June 29, 2006 between Kiwa Bio-Tech Products Group Corporation and the Purchasers

10.03 Security Agreement, dated as of June 29, 2006, between Kiwa Bio-Tech Products Group Corporation and the Purchasers

10.04 Intellectual Property Security Agreement, dated as of June 29, 2006, between Kiwa Bio-Tech Products Group Corporation and the Purchasers

10.05 Pledge Agreement, dated as of June 29, 2006, among Kiwa Bio-Tech Products Group Corporation, Wei Li, and the Purchasers

10.06 Form of Callable Secured Convertible Note, dated as of June 29, 2006, issued by Kiwa Bio-Tech Products Group Corporation to the Purchasers

10.07 Form of Stock Purchase Warrant, dated as of June 29, 2006, issued by Kiwa Bio-Tech Products Group Corporation to the Purchasers


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 5, 2006

By:     /s/ Wei Li
        ----------
Name:   Wei Li
Title:  Chairman of Board of Directors and Chief Executive Officer


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